Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Sungard Data Systems Inc.
Date Purchased:          11/1/2010
Price per Share:         100
Shares Purchased by
the portfolio:           1000
Total Principal Purchased
by the Portfolio:        $1000000
% of Offering Purchased
by the Portfolio:        0.11%
Broker:                  JP Morgan
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Brightstar Corp
Date Purchased:          11/23/2010
Price per Share:         100
Shares Purchased by
the Portfolio:           1200
Total Principal Purchased
by the Portfolio:        $1200000
% of Offering Purchased
by the Portfolio:        0.48%
Broker:                  Jeffries & Co.
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Transdigm Inc.
Date Purchased:          12/1/2010
Price per Share:         100
Shares Purchased by
the Portfolio:           1700
Total Principal Purchased
by the Portfolio:        $1700000
% of Offering Purchased
by the Portfolio:        0.11%
Broker:                  UBS
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Convatec Healthcare
Date Purchased:          12/17/2010
Price per Share:         100
Shares Purchased by
the Portfolio:           1000
Total Principal Purchased
by the Portfolio:        $1000000
% of Offering Purchased
by the Portfolio:        0.13%
Broker:                  JP Morgan
Member:                  Co-Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                UNCLE ACQUISITION 2010
Date Purchased:          1/11/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           675
Total Principal Purchased
by the Portfolio:        $675000
% of Offering Purchased
by the Portfolio:        0.17%
Broker:                  Nomura
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                VERSO PAPER HLDGS LLC
Date Purchased:          1/11/2011
Price per Share:         99.290000000000006
Shares Purchased by
the Portfolio:           300
Total Principal Purchased
by the Portfolio:        $297870
% of Offering Purchased
by the Portfolio:        0.75%
Broker:                  Bank of America
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Palace Entertainment
                         Holding LLC/Corporation
Date Purchased:          2/18/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           750
Total Principal Purchased
by the Portfolio:        $750000
% of Offering Purchased
by the Portfolio:        0.17%
Broker:                  Morgan Stanley
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                MEG Energy Corp.
Date Purchased:          3/14/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           600
Total Principal Purchased
by the Portfolio:        $600000
% of Offering Purchased
by the Portfolio:        0.80%
Broker:                  Barclays
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Intelsat Jackson Holdings S.A.
Date Purchased:          3/22/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           1100
Total Principal Purchased
by the Portfolio:        $1100000
% of Offering Purchased
by the Portfolio:        0.73%
Broker:                  Barclays
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Intelsat Jackson Holdings S.A.
Date Purchased:          3/22/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           1250
Total Principal Purchased
by the Portfolio:        $1250000
% of Offering Purchased
by the Portfolio:        0.11%
Broker:                  Barclays
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Kabel Baden Wurttemburg GMBH &
                         CO. KG
Date Purchased:          3/23/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           600
Total Principal Purchased
by the Portfolio:        $600000
% of Offering Purchased
by the Portfolio:        0.75%
Broker:                  JP Morgan
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Ontex IV
Date Purchased:          3/24/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           1250
Total Principal Purchased
by the Portfolio:        $1250000
% of Offering Purchased
by the Portfolio:        0.39%
Broker:                  Goldman Sachs
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                First Data Corporation
Date Purchased:          3/30/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           900
Total Principal Purchased
by the Portfolio:        $900000
% of Offering Purchased
by the Portfolio:        0.12%
Broker:                  Citigroup
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Sugar HSP Gaming Prop/Fin
Date Purchased:          4/12/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           600
Total Principal Purchased
by the Portfolio:        $600000
% of Offering Purchased
by the Portfolio:        0.34%
Broker:                  Goldman Sachs
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Texas Competitive Electric Holdings
                         Company, LLC
Date Purchased:          4/14/2011
Price per Share:         99.30
Shares Purchased by
the Portfolio:           1300
Total Principal Purchased
by the Portfolio:        $1290835
% of Offering Purchased
by the Portfolio:        0.74%
Broker:                  JP Morgan
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Brightstar Corp.
Date Purchased:          4/28/2011
Price per Share:         105.75
Shares Purchased by
the Portfolio:           500
Total Principal Purchased
by the Portfolio:        $528750
% of Offering Purchased
by the Portfolio:        0.53%
Broker:                  Jefferies & Company, Inc
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Yonkers Racing Corporation
Date Purchased:          4/29/2011
Price per Share:         109.5
Shares Purchased by
the Portfolio:           1500
Total Principal Purchased
by the Portfolio:        $1642500
% of Offering Purchased
by the Portfolio:        0.16%
Broker:                  Bank of America
Member:                  Joint Lead Manager